UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

COLE CORPORATE INCOME TRUST, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PLEASE VOTE WE ENCOURAGE YOU TO CAST YOUR VOTE PROMPTLY ATTENTION COLE CORPORATE INCOME TRUST, INC. STOCKHOLDERS Cole Corporate Income Trust, Inc. (“CCIT”), Select Income REIT (“SIR”) and SIR’s wholly owned subsidiary, SC Merger Sub LLC (“SIR Merger Sub”), have entered into a defi nitive agreement (the “Merger Agreement”) for CCIT to merge with and into SIR Merger Sub, with SIR Merger Sub surviving as a wholly owned subsidiary of SIR (the “Merger”), creating a liquidity opportunity for CCIT stockholders. The board of directors of CCIT and the board of trustees of SIR have unanimously approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, which are described in the enclosed Joint Proxy Statement/Prospectus. A special meeting of stockholders of CCIT (the “CCIT Special Meeting”) will be held in the coming weeks for CCIT stockholders to vote on the Merger and related matters, and the board of directors of CCIT recommends that you vote your shares in favor of the Merger and the other matters to be considered at the CCIT Special Meeting. Please submit a proxy to have your shares voted at the CCIT Special Meeting as promptly as possible. Please review the following steps: 1 READ THE ENCLOSED MATERIALS Enclosed is the following information: Notice of the CCIT Special Meeting and the Joint Proxy Statement/Prospectus of SIR and CCIT that describes the Merger and other proposals to be voted upon. Proxy card. If you have any questions about the Joint Proxy Statement/Prospectus, please call our proxy solicitor, Boston Financial Data Services, toll-free at 1.888.409.4185. ELECTION FORM AND LETTER OF TRANSMITTAL Please be on the lookout for an additional mailing in the coming days that will include an Election Form and Letter of Transmittal, which will allow you to elect to receive either cash or share consideration in the Merger for each share of CCIT you own, subject to the limitations described in the Joint Proxy Statement/Prospectus. There will be instructions on how to fi ll out the form, but your fi nancial advisor may be able to walk you through the process if you have additional questions. You should complete and return the Election Form and Letter of Transmittal by the election deadline regardless of how or whether you plan to vote your shares at the CCIT Special Meeting. COMING SOON! 2 Open the web page: www.2voteproxy.com/colecapital and follow the online instructions to cast your vote. Your control number is located on the proxy card. You may cast your vote by touch-tone telephone at 1.800.830.3542. Please refer to the proxy card for instructions and your control number. On the proxy card, cast your vote on the proposals, sign in black or blue ink, date and return it in the postage-paid envelope provided. Please note, in the case of joint owners, all parties must sign. OR OR Your control number may be obtained from the proxy card or by calling our proxy solicitor at 1.888.409.4185. NOTE: If you vote by phone or the Internet, please DO NOT mail back the proxy card. PLEASE VOTE USING ONE OF THE THREE WAYS LISTED BELOW Over the Internet Via Telephone Complete the Proxy Card & Return by Mail If Voting by Mail Remember to sign and date ballot below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope. PROXY TABULATOR P.O. BOX 55909 BOSTON, MA 02205-9100 COLE CORPORATE INCOME TRUST, INC. PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD JANUARY 22, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder hereby appoints Simon J. Misselbrook and Joshua E. Levit, each as proxy and attorney-in-fact, with full power of substitution as determined by the Board of Directors of Cole Corporate Income Trust, Inc., on behalf and in the name of the undersigned, to attend the Special Meeting of Stockholders of COLE CORPORATE INCOME TRUST, INC. to be held on January 22, 2015, at 10:00 a.m. local time at The CORE: Club located at 66 East 55th Street, New York, New York 10022, and any adjournments or postponements thereof, and to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast if personally present, as indicated on the reverse side of this ballot, and otherwise to represent the undersigned at the meeting and any adjournments or postponements thereof, with all powers possessed by the undersigned if personally present. The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and the proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed herein. If no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast FOR the proposal in Proposal 1 to approve the Merger and the other transactions contemplated by the Merger Agreement and FOR the proposal in Proposal 2 to approve the adjournment of the Special Meeting of Stockholders to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Merger and the other transactions contemplated by the Merger Agreement. The proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, the power and authority to adjourn or postpone the meeting to provide more time to solicit proxies for any or all of the proposals referenced herein. Important Notice Regarding the Availability of Proxy Materials for the Cole Corporate Income Trust, Inc. Special Meeting of Stockholders to Be Held on January 22, 2015. The Proxy Statement for this meeting is available at: http://www.2voteproxy.com/colecapital. You may obtain directions to attend the Special Meeting of Stockholders by calling 1-866-907-2653. Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full Signature(s) name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Date: PO Box 55909 Boston, MA 02205-5909 Your Proxy Vote is Important! Vote by Telephone Please call us toll free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your paper ballot. Vote by Mail Please complete, sign and date this form. Fold and return your entire ballot in the enclosed postage paid return envelope. Vote by Internet Please go to the electronic voting site at www.2voteproxy.com/colecapital or scan the QR code to the left. Follow the on-line instructions. If you vote by internet, you do not have to return your paper ballot. Election Form and Letter of Transmittal with respect to Shares of Common Stock of Cole Corporate Income Trust, Inc. PLEASE RETURN IN THE ACCOMPANYING ENVELOPE OR SEND BY COURIER AS PROVIDED FOR BELOW ELECTION FORMS MUST BE RECEIVED BY THE EXCHANGE AGENT NO LATER THAN THE ELECTION DEADLINE, WHICH IS 5:00 P.M., NEW YORK TIME, ON [JANUARY 21, 2015], UNLESS EXTENDED AS PROVIDED FOR BELOW. The Exchange Agent is: Wells Fargo Bank, N.A. If delivering by mail: Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64858 St. Paul, Minnesota 55164-0858 If delivering by courier: Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions 1110 Centre Pointe Curve, Suite 101 Mendota Heights, Minnesota 55120 THE INSTRUCTIONS CONTAINED WITHIN THIS ELECTION FORM AND LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS FORM IS COMPLETED. This Election Form and Letter of Transmittal may be used to make an election only with respect to shares of CCIT common stock (“CCIT Common Stock“) you hold. You must sign the Election Form in the appropriate space provided below, with signature guarantee if required, and complete the Substitute Form W-9 set forth below. TO BE EFFECTIVE, THE ELECTION FORM MUST BE PROPERLY COMPLETED, SIGNED, DELIVERED TO AND ACTUALLY RECEIVED BY THE EXCHANGE AGENT AT THE ADDRESS ABOVE PRIOR TO THE ELECTION DEADLINE. SUBJECT TO THE TERMS OF THE MERGER AGREEMENT, YOU WILL GENERALLY BE DEEMED TO HAVE MADE AN ELECTION FOR SHARE CONSIDERATION IF YOU FAIL TO MAKE A VALID ELECTION PRIOR TO THE ELECTION DEADLINE. DESCRIPTION OF CCIT COMMON STOCK HELD Account Registration (Please fill in, if blank) Total Number of Shares to be Exchanged (insert total below) By signing and submitting this Election Form and Letter of Transmittal you warrant that these shares of CCIT Common Stock will not be sold unless properly withdrawn (see Instruction 3). 2325 EAST CAMELBACK ROAD, SUITE 1100, PHOENIX, AZ 85016 | WWW.COLECAPITAL.COM COLE CORPORATE INCOME TRUST, INC. STOCKHOLDERS © 2014 COLE CAPITAL ADVISORS, INC. ALL RIGHTS RESERVED.

COLE CORPORATE INCOME TRUST, INC. STOCKHOLDERS Additional Information and Where to Find It In connection with the Merger, SIR fi led with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (File No. 333-199445), as amended (“Registration Statement”), containing a Joint Proxy Statement/Prospectus. This document is not a substitute for the Registration Statement or the defi nitive Joint Proxy Statement/Prospectus sent to CCIT’s stockholders and SIR’s shareholders. INVESTORS ARE URGED TO CAREFULLY READ THE DEFINITIVE JOINT PROXY STATEMENT/ PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED TRANSACTIONS. Investors may obtain free copies of the defi nitive Joint Proxy Statement/Prospectus and other documents fi led with the SEC at the SEC’s website at www.sec.gov. In addition, investors may obtain free copies of CCIT’s fi lings with the SEC from CCIT’s website at www.colecapital.com and free copies of SIR’s fi lings with the SEC from SIR’s website at www.sirreit.com. Participants in the Solicitation CCIT, SIR, Cole Corporate Income Advisors, LLC, CCIT’s advisor, Reit Management & Research LLC, SIR’s manager, and certain of their respective directors, trustees, offi cers and employees may be deemed participants in the solicitation of proxies from CCIT’s stockholders in respect of the approval of the Merger and from SIR’s shareholders in respect of the approval of the issuance of SIR’s common shares in the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of CCIT’s stockholders and SIR’s shareholders in connection with the Merger is set forth in the defi nitive Joint Proxy Statement/Prospectus fi led with the SEC. You can fi nd information about CCIT’s directors and executive offi cers in its Proxy Statement on Schedule 14A, dated April 8, 2014, and its Current Reports on Form 8-K, which are fi led with the SEC, as well as the Joint Proxy Statement/Prospectus. You can fi nd information about SIR’s trustees and executive offi cers in SIR’s Proxy Statement on Schedule 14A, dated April 7, 2014, which is fi led with the SEC. These documents are available free of charge on the SEC’s website (www.sec.gov) and from CCIT or SIR, as applicable, using the web addresses referenced above. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualifi cation under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.